Exhibit 10.37

Alliance Imaging

2006 Executive Incentive Plan

A. Purpose

The purpose of the Executive Incentive Plan (“Plan”) is to reward Executives of Alliance Imaging, Inc. (“Company”) for enhancing the value of the Company by rewarding the Executive for actions taken to achieve the Company’s value added targets and by prudent fixed-site investments in imaging centers and radiation oncology centers.

B. Eligible Participants

The eligible participants of the Plan are the Company’s Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, and the Executive Vice President and Chief Financial Officer. The Compensation Committee of the Company’s Board of Directors (“Compensation Committee”) has sole discretion of defining the eligible participants of this Plan.

Under this Plan, the Executive is eligible to receive the bonus payment earned for the full year of 2006 provided that the Executive is employed by the Company for the entirety of 2006. The Executive must be an employee of the Company on December 31, 2006 to be to be eligible to receive a bonus payment under the Plan.

An Executive who is employed by the Company subsequent to January 1, 2006 will be eligible for a pro-rated portion of the Value Added component of the Target Bonus and the Fixed-Site Return on Capital component of the Target Bonus, as long as the Executive is employed by the Company on or before June 30, 2006 and is employed by the Company on December 31, 2006.

C. Term of the Plan

This Plan is effective January 1, 2006, and governs bonus payments to the Executive for the 2006 calendar year.

D. Target Bonus

The Target Bonus is the product of the Executive’s base salary multiplied by a percentage of the Executive’s base salary, as agreed to by the Compensation Committee. The 2006 Target Bonus as a percentage of base salary is 85% for the Chairman of the Board and Chief Executive Officer, and 75% for the President and Chief Operating Officer, and 75% for Executive Vice President, Chief Financial Officer.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The Target Bonus has two (2) components:  (i) Value Added Bonus (75% of Target Bonus); and (ii) Fixed-Site Return on Capital (25% of Target Bonus).

E. Bonus Calculation – Value Added Component

The Value Added component of the Bonus constitutes 75% of the Target Bonus. The Bonus % targets under the Value Added component of the Bonus range from 50% to 175% of the Executives Target Bonus.

The minimum threshold for the Executive to earn the Value Added component of the Bonus is to achieve [***]% of the 2006 [***] budget ($[***]). If this achievement is met, the Target Bonus % achievement will be based on the Value Added calculation. The attached Exhibit A entitled “Value Added” sets forth the Target Bonus % earned by the Executive.

The calculation of the Value Added component of the Bonus is [***] less [***] and [***].

[***] is defined as [***] up to a maximum of $[***]. Any adjustments to the Value Added calculation for [***] or [***] will be approved by the Compensation Committee of the Board of Directors.

The [***] is defined as the Company’s [***] as of December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006, and December 31, 2006, multiplied by [***]%. [***] is defined as [***], less [***], less [***].

F. Bonus Calculation – [***] Return on Capital Component

The [***] Return on Capital component of the bonus constitutes 25% of the Target Bonus. The [***] Return on Capital component of the Bonus is based on the return on capital % of the [***] and [***]. The bonus % targets under the [***] Return on Capital component of the Target Bonus range from 20% to 175% of the Executive’s Target Bonus. See attached Exhibit B entitled “[***] Return on Capital” for the Target Bonus % range.

The calculation of return on capital is defined as [***] of [***] divided by [***]. The return on capital for [***] will be measured after 2008, when 50% of this portion of the bonus will be paid based on the return at that time. The return on capital will be measured again after 2009, and the total payout for this portion of the bonus will be determined. Any amount paid the previous year would be deducted from the final payment. If the calculation of the total payout is less than the amount paid in the previous year, no additional payment will be made, but no amount will be owed back to the Company by the Executive.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

G. Payment Schedule

The Company will calculate the Value Added component of the bonus based on full year 2006 results. The payment of the Value Added component of the bonus will be made upon the completion of the annual audit of the Company’s financial statements by its independent auditors.

The Return on Capital component of the bonus will be calculated based on the 2008 results of the [***], and calculated a second time based on the 2009 results of the [***]. The payments of the Return on Capital component of the bonus will be made once the annual audits of the Company’s financial statements are completed by its independent auditors.

At its discretion, the Compensation Committee can authorize Bonus payments prior to the completion of the annual audits.

H. Other Terms and Conditions

1.               The Compensation Committee of the Company’s Board of Directors governs this Plan. If any disagreements arise regarding the interpretation of the provisions of this Plan, the Compensation Committee has the sole discretion to interpret the Plan’s provisions.

2.               The Compensation Committee has the right to grant discretionary payments under the Plan at its sole discretion.

3.               This Plan sets forth the entire Executive Incentive Plan for the 2006 calendar year and supersedes all prior and contemporaneous oral and written agreements, understandings, and representations, if any, with respect to the components of Executive bonus and/or the calculation and payment of Executive bonus.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

Value Added

[***]	Bonus % Target	[***]	[***]	[***]	Value Added
[***]	0.0%	[***]	[***]	[***]
[***]	50.0%	[***]	[***]	[***]	$(5.0)
[***]	57.1%	[***]	[***]	[***]	(3.6)
[***]	64.3%	[***]	[***]	[***]	(2.3)
[***]	71.4%	[***]	[***]	[***]	(0.9)
[***]	78.6%	[***]	[***]	[***]	0.5
[***]	85.7%	[***]	[***]	[***]	1.9
[***]	92.9%	[***]	[***]	[***]	3.3
[***]	100.0%	[***]	[***]	[***]	1.6
[***]	107.1%	[***]	[***]	[***]	3.0
[***]	114.3%	[***]	[***]	[***]	4.4
[***]	121.4%	[***]	[***]	[***]	5.9
[***]	128.6%	[***]	[***]	[***]	7.3
[***]	135.7%	[***]	[***]	[***]	8.7
[***]	142.9%	[***]	[***]	[***]	10.2
[***]	150.0%	[***]	[***]	[***]	11.6
[***]	155.0%	[***]	[***]	[***]	13.0
[***]	160.0%	[***]	[***]	[***]	14.5
[***]	165.0%	[***]	[***]	[***]	15.9
[***]	170.0%	[***]	[***]	[***]	17.3
[***]	175.0%	[***]	[***]	[***]	18.8

(1)          [***] is defined as [***] up to a maximum of $[***]. Any adjustments to the value added calculation for [***] or [***] will be approved by the Compensation Committee of the Board of Directors.

(2)          [***] is computed as follows:

[***]

*Computation will take the [***] at December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006, and December 31, 2006.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

[***] Return on Capital

(1) Return on Capital	Bonus % Target
<11%	0%
11%	20%
12%	40%
13%	60%
14%	80%
15%	100%
16%	110%
17%	120%
18%	130%
19%	140%
20%	150%
21%	155%
22%	160%
23%	165%
24%	170%
25%	175%

(1)          Return on capital is defined as [***] generated by [***] divided by [***]. Return on capital for these [***] will be measured in 2008 and 2009.

Example:  16.2% return on capital = 110% + [(16.2%-16.0%)*(120%-110%)] = 112% of target bonus.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.